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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 29, 2004
                                                          --------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                       0-24571               43-1816913
      --------                      ---------              ----------
(State or other Jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)          Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1    Press Release Dated April 29, 2004

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
          --------------------------------------------

      On April 29, 2004, Pulaski Financial Corp. announced its financial results for the quarter ended March 31, 2004. The press release announcing financial results for the quarter ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 29, 2004                 By: /s/ William A. Donius
                                          --------------------------------------
                                          William A. Donius
                                          President and Chief Executive Officer